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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   FEBRUARY 7, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

              On February 7, 2007, Occidental Peninsula II, Inc. ("Occidental") and Nexen Inc. ("Nexen") entered into a Settlement Agreement relating to an arbitration at the International Court of Arbitration of the International Chamber of Commerce ("ICC") in connection with an Area of Mutual Interest
Agreement (the "AMI Agreement") relating to two small areas of Block 51 in Yemen (the "Heijah/Tawila Extension Lands"). The ICC released the tribunal's partial award on April 6th, 2006 where the tribunal held that Nexen was obliged to offer Occidental the right to acquire 50% of its interest in the Heijah/Tawila Extension Lands and that it breached that obligation under the AMI Agreement. Prior to the tribunal issuing its final award determining the amount of monetary damages due Occidental, Nexen and Occidental entered into a Settlement Agreement in which Nexen agreed to pay US $135 million. In return, Occidental agreed to terminate the arbitration and release Nexen from any and all claims under the AMI Agreement.

              As previously disclosed by Nexen, Nexen accrued US $120 million with respect to this arbitration, as reflected in Nexen's unaudited financial statements for the nine months ended September 30, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 12, 2007

                                           NEXEN INC.


                                           By: /s/ Sylvia L. Groves
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                                               Name:  Sylvia L. Groves
                                               Title: Assistant Secretary